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August 31, 2000
 FUND PROFILE
T. ROWE PRICE
Global Technology Fund

 An aggressive stock fund seeking long-term capital growth through investments in companies around the world expected to benefit from technological progress.
This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com.
(T. ROWE PRICE RAM LOGO)
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FUND PROFILE
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 What is the fund's objective?

   The fund seeks to provide long-term capital growth.


 What is the fund's principal investment strategy?

   We will invest at least 65% of total assets in the common stocks of companies we expect to generate a majority of their revenues from the development, advancement, and use of technology. Our primary emphasis will be on the common stocks of leading technology companies around the world. We normally expect to invest a minimum of 30% of the portfolio in established and emerging foreign markets and the balance in the U.S. Some of the industries and companies likely to be included in the portfolio are:

  . communications-telephone, data, and wireless;

  . Internet infrastructure-hardware; software, and communications equipment;

  . e-commerce (companies doing business through the internet) and data processing services;

  . semiconductors-components and equipment;

  . computer-hardware and software; and

  . media and entertainment.

   The growth of the Internet and the widespread availability of communications services are breaking down regional boundaries. Therefore, we will invest across a broad range of global enterprises.

   Stock selection reflects a growth approach and is based on intensive research that assesses a company's fundamental prospects for above-average earnings. Holdings can range from small, unseasoned companies developing new technologies to blue chip firms with established track records of developing and marketing technology. Investments may also include companies that should benefit from technological advances even if they are not directly involved in research and development. The fund may invest in suitable technology companies through initial public offerings (IPO's).

   While most assets will be invested in common stocks, other securities may also be purchased, including futures and options, in keeping with fund objectives.

   The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

   Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of either of these documents, call 1-800-638-5660.
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FUND PROFILE
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 What are the main risks of investing in the fund?

   Since this fund is focused on technology industries, it is less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility. In addition, technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

   The level of risk will rise to the extent that the fund has significant exposure to smaller, unseasoned (those with less than a three-year operating history), and newly public companies. These companies may not have established products, experienced management, or an earnings history and their stocks may lack liquidity and be very volatile. During the period that the fund has a small asset base, any exposure to IPOs could significantly increase its total return. As the fund's assets grow, any impact of IPO investments on its total return may decline.

   Since the fund will invest a sizable portion of its assets in foreign securities, it will be subject to the risk that some holdings may lose value because of the declining foreign currencies, political instability, economic decline, illiquid markets, and governmental interference associated with various foreign markets, especially developing ones. Investments in futures and options, if any, are subject to additional volatility and potential losses.

   As with all equity funds, this fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.


   . The fund's share price may decline, so when you sell your shares, you may lose money.
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 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you seek an aggressive approach to capital growth through investment in worldwide technology stocks, and can accept the potential for above-average price fluctuations, the fund could be an appropriate part of your overall investment strategy. This fund should not represent your complete investment program or be used for short-term trading purposes.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.


   . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.


 How has the fund performed in the past?

   Because the fund commenced operations in 2000, there is no historical performance information shown here. Performance history will be available after the fund has been in operation for one calendar year.


 What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees. Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund.

 Table 1  Fees and Expenses of the Fund
                                               Annual fund operating expenses
                                        (expenses that are deducted from fund assets)
 -------------------------------------------------------------------------------------
  Management fee                                           0.77%
  Other expenses                                           0.62%/a/
  Total annual fund operating                              1.39%/b/
  expenses
 -------------------------------------------------------------------------------------


 /a/       Other expenses are estimated for the current fiscal year.

 /b/
   To limit the fund's expenses during its initial period of operations, T. Rowe Price has contractually obligated itself to waive fees and bear any expenses through December 31, 2002, that would cause the ratio of expenses to average net assets to exceed 1.50%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 1.50%; however, no reimbursement will be made after December 31, 2004, or if it would result in the expense ratio exceeding 1.50%.


   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating
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   expenses remain the same, the expense limitation currently in place is not renewed, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:

          1 year                      3 years
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
           $142                        $440
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



 Who manages the fund?

   The fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

   Charles A. Morris manages the fund day-to-day and has been chairman of its Investment Advisory Committee since its inception. He joined T. Rowe Price in 1987 and has been managing investments since 1991.


 Note: The following questions and answers about buying and selling shares and services do not apply to employer-sponsored retirement plans. If you are a participant in one of these plans, please call your plan's toll-free number for additional information.


 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee. A $5 fee is charged for wire redemptions under $5,000.


 When will I receive income and capital gain distributions?

   The fund distributes income and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions
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   are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses;

  . automated information and transaction services by telephone or computer;

  . electronic transfers between fund and bank accounts;

  . automatic investing and automatic exchange;

  . brokerage services; and

  . asset manager accounts.
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FUND PROFILE
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T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com
(LOGO)
 F132-035 08/31/00
 T. Rowe Price Investment Services, Inc., Distributor